                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                          $   7,740,884.61

RECEIPTS:
     1. Receipts from Operations                           $       2,500.00
     2. Other Receipts                                     $              -
                                                           ----------------

TOTAL RECEIPTS                                             $       2,500.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                       $              -
         b. Others                                         $              -
     4. Taxes
         a. Federal Income Taxes                           $              -
         b. FICA Withholdings                              $              -
         c. Employee's withholdings                        $              -
         d. Employer's FICA                                $              -
         e. Federal Unemployment Taxes                     $              -
         f. State Income Tax                               $              -
         g. State Employee withholdings                    $              -
         h. All other state taxes                          $              -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                    $              -
         b. Utilities                                      $              -
         c. Insurance                                      $              -
         d. Merchandise bought for manufacture or sell     $              -
         e. Other necessary expenses                       $              -
            U.S. Trustee Fee                               $         500.00
            Professional Fees                              $       6,701.49
            Record Storage Fees                            $         666.13
                                                           ----------------

TOTAL DISBURSEMENTS                                        $       7,867.62
Less: Disbursements paid by Parent or Affiliates           $      (7,867.62)
                                                           ----------------
ADJUSTED TOTAL DISBURSEMENTS                               $              -

                                                           ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD        $       2,500.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                    $              -
                                                           ----------------

ENDING BALANCE IN Bank of America 3751607047               $   6,923,873.69
ENDING BALANCE IN Bank of America 3751567556               $     819,510.92

                                                           ----------------
ENDING BALANCE IN ALL ACCOUNTS                             $   7,743,384.61
                                                           ================

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2004

Bank:           Bank of America
Location:       Dallas, TX
Account Name:   Customer Connection Analyzed Checking
Account Number: 3751607047

      DATE RECEIVED                        DESCRIPTION           AMOUNT
-------------------------               ----------------      -----------
Receipts from Operations:
        7/9/2004                        B. Bruce Johnson       $ 2,500.00
                                                               ----------
                                                         Total $ 2,500.00
                                                               ==========

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF INVENTORY

Beginning Inventory             $      -
Add: purchases                  $      -
Less: goods sold                $      -
                                --------
Ending inventory                $      -
                                ========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $      -
Payroll taxes due but unpaid    $      -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                            DATE REGULAR       AMOUNT OF           NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR    PAYMENT IS DUE   REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
------------------------   --------------   ---------------   -------------------   -------------------
Waterton Printers Square      Monthly       $     12,784.41           0             $                 -
One Wilshire Arcade           Monthly       $     24,965.68           1             $         24,965.68

                                OPERATING REPORT

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF AGED RECEIVABLES

                                                            3RD PARTY*    INTERCOMPANY      TOTAL
                                                         ---------------  ------------  ---------------
ACCOUNTS RECEIVABLE
                 Beginning of month balance              $ 99,696,490.43  $ 119,099.49  $ 99,815,589.92
                 Add: sales on account                   $             -  $          -  $             -
                 Less: customer credits                  $             -  $          -  $             -
                 Less: collections                       $     (2,500.00) $          -  $     (2,500.00)
                 Less: offsets                           $             -  $          -  $             -
                 Less: application of customer deposits                   $          -  $             -
                                                         ---------------  ------------  ---------------
                 End of month balance                    $ 99,693,990.43  $ 119,099.49  $ 99,813,089.92
                                                         ===============  ============  ===============

0-30 Days    31-60 Days   61-90 Days    Over 90 Days     End of Month Total
---------    ----------   ----------   --------------    ------------------
$       -    $        -   $        -   $99,693,990.43    $    99,693,990.43

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                     3RD PARTY      INTERCOMPANY         TOTAL
                                                   ------------    --------------    --------------
Beginning of month balance                         $ 534,436.18    $ 8,109,722.80    $ 8,644,158.98
Add: sales on account**                            $   7,867.62    $            -    $     7,867.62
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $  (7,867.62)   $     7,867.62    $            -
   Net cash advanced by Parent or Affiliate        $          -    $            -    $            -
   Credit extended by Parent or Affiliate          $          -    $            -    $            -
   Amounts collected on behalf of Affiliate        $          -    $            -    $            -
Less: payments                                     $          -    $            -    $            -
                                                   ------------    --------------    --------------
End of month balance                               $ 534,436.18    $ 8,117,590.42    $ 8,652,026.60
                                                   ============    ==============    ==============

0-30 Days      31-60 Days    61-90 Days    Over 90 Days    End of Month Total
---------      ----------    ----------   -------------    -------------------
$       -      $        -    $        -   $  534,436.18    $       534,436.18

 * Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: July 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal income taxes                   Yes (X)                 No ( )

2.  FICA withholdings                      Yes (X)                 No ( )

3.  Employee's withholdings                Yes (X)                 No ( )

4.  Employer's FICA                        Yes (X)                 No ( )

5.  Federal unemployment taxes             Yes (X)                 No ( )

6.  State income tax                       Yes (X)                 No ( )

7.  State employee withholdings            Yes (X)                 No ( )

8.  All other state taxes                       See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         _______________________________________
                                         For the Debtor In Possession

                                         Michael F. Mies
                                         Designated Officer

                                OPERATING REPORT